EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of IR BioSciences Holdings, Inc. (the "Company") on Form 10-KSB/A for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Wilhelm,, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                /S/ Michael Wilhelm
                                ------------------------
                                CHIEF EXECUTIVE OFFICER
                                November 16, 2005


A signed original of this written statement required by Section 906, an other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.